EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
 Pursuant to 18 U.S.C. § 1350, as adopted pursuant to
§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Report of Cintas Corporation (the “Company”) on Form 10-Q for the period ended November 30, 2023 (the “Report”), I, J. Michael Hansen, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented.

/s/ J. Michael Hansen
J. Michael Hansen
(Principal Financial Officer)

January 8, 2024